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                                                                        10/23/90

                                    Exhibit A
                                      LEASE

DATE: The date of this Lease is October __, 1990.

1.   Parties. This Lease, is entered into by and between Lisa B. Zelinsky and R.
     J. Morgan Corporation of America, a Connecticut corporation (herein called "Lessor") and Scottsdale Hyundai, Ltd., an Arizona corporation (herein called "Lessee").

2. Premises and Equipment. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property and improvements (the "Premises") situated in Maricopa County, Arizona, 1111 North Miller Road, Tempe, Arizona 85251 and more particularly described on Exhibit A attached hereto and made a part hereof and that certain equipment (the "Equipment") described on Exhibit B attached hereto and made a part hereof (the Premises and the Equipment are sometimes collectively called the "Leased Property").

3. Term. The original term of this Lease shall commence on the date hereof and end thirty-eight (38) months after the date hereof, unless sooner terminated pursuant to any provision hereof.

4. Rent. Lessee shall pay to Lessor as rent without setoff for the Leased Property monthly payments of $6,800.00, in advance, with the first payment of $6,800.00 due as set forth in the immediately following sentence for the thirty (30) day period beginning sixty (60) days from the date hereof (the "Rent Commencement Date"), the second payment due on the first day of the second complete calendar month after the Rent Commencement Date and being for the remainder of the first complete calendar month after the Rent Commencement Date and for the second complete calendar month after the Rent Commencement Date, and subsequent payments of $6,800.00, due on the first day of each month of the term thereafter. Lessee shall pay Lessor at the Non-disturbance Delivery Time as defined in Paragraph 16 S6,800.00 as rent for first month beginning with the Rent Commencement Date and $6,800.00 as rent for last month of the term hereof. Said $6,800.00 paid as rent for the last month of the term hereof, together with interest thereon from the date paid by Lessee to Lessor at the rate of six percent (6%) per annum, shall be automatically applied to rent for the last month of the term hereof, and any amount not so applied shall be repaid by Lessor to Lessee within thirty
     (30) days after the termination or expiration of the term hereof. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. For example, if the date hereof is October 30, 1990, and if the Non-disturbance Delivery Time is November


                                   Exhibit A

     5, 1990, $6,800.00 as rent for the first month and $6,800.00 as rent for the last month shall be payable on November 5, 1990, $7,458.06 ($6,800.00 plus $6,800.00 x 3/31 ) shall be payable on February 1, 1991 and $6,800.00 shall be payable on the first day of each month thereafter, until the last month for which the rent shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Kennelly Mortgage & Investment, Inc., 4841 North Scottsdale Road, Suite 203, Scottsdale, Arizona 85251, or to such other persons or at such other places as Lessor may designate in writing. No rent shall be payable for the period prior to the Rent Commencement Date. Lessor shall timely pay any sales tax, transaction privilege tax, education excise tax or other form of tax levied by any state, county or municipal authority on the rent payable hereunder, and Lessee shall have no responsibility to pay or reimburse Lessor for any such tax. `

5. Security Deposit. Lessee shall deposit with Lessor at the Non-disturbance Delivery Time $6,800.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, while such default continues and after the expiration of any applicable cure period, Lessor may use, apply or retain all or any portion of said deposit for the payment of such rent or other charge which is the subject of such default. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Said deposit, together with interest thereon at the rate of six percent (6%) per annum from the date deposited by Lessee with Lessor, or so much thereof as has not theretofore been applied by Lessor, shall be returned, with the payment of said interest for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days after the termination or expiration of the term hereof. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6.   Use.

     6.1. Use. The Premises shall be used and occupied for a motor vehicle paint and body shop and any other use which is permitted at the Premises by applicable law.

     6.2. Compliance with Law.

          (a) Lessor warrants to Lessee that the Premises, in its state existing on the date hereof and for use as a motor


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     vehicle paint and body shop, does not violate any applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

          (b) Except as provided in Paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

     6.3. Condition of Premises.

          (a) Lessor shall deliver the Leased Property to Lessee clean and free of debris on the Lease term commencement date and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating and other improvements in the Premises and the Equipment shall be in good operating condition on the Lease term commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth the nature of the violation, to promptly, at Lessor's sole cost and expense, rectify such violation.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Leased Property in their condition existing as of the Lease term commencement date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.

7.   Maintenance, Repairs and Alterations.

     7.1. Lessor 's Obligations.

          (a) Subject to the provisions of Paragraphs 6, 7.2 and 9, and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the structure, foundations, exterior walls and exterior roof (provided with respect to


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     the exterior roof, Lessee cleans all roof drains) of the Premises.

          (b) If Lessor fails to perform Lessor's obligations under this Paragraph 7.1 or any other paragraph of this Lease, Lessee while such default continues and after the expiration of any applicable cure period may at Lessee's option after 10 days' prior written notice to Lessor (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessor's behalf and put the Premises in good order, condition and repair, and the reasonable cost thereof together with interest thereon at the rate of eighteen percent (18%) per annum from the date thirty (30) days after the date advanced until paid shall be due and payable upon written demand by Lessee to Lessor.

     7.2. Lessee's Obligations.

          (a) Subject to the provisions of Paragraphs 6, 7.1 and 9, Lessee, at Lessee's expense, shall clean all roof drains and shall keep in good order, condition and repair the Leased Property and every part thereof.

          (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or any other paragraph of this Lease, Lessor while such default continues and after the expiration of any applicable cure period may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Leased Property in good order, condition and repair, and the reasonable cost thereof together with interest thereon at the rate of eighteen percent (18%) per annum from the date thirty (30) days after the date advanced until paid shall be due and payable upon written demand by Lessor to Lessee.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Leased Property to Lessor in the same condition as received, ordinary wear and tear and acts of God excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment.

     7.3. Alterations and Additions.

          (a) Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld or delayed, make any alterations, improvements and additions, in, on or about the Premises, except for alterations, improvements and additions where the cost thereof is less than $50,000, in which event Lessor's consent is not


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     required. Should Lessee make any alterations, improvements and additions for which Lessor's consent is required but without the prior consent of Lessor, Lessor may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements and additions in or about the Premises that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies (if such a permit is required), the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee which all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any such work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises.

          (d) Until Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements and additions which may be made on the Premises shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.   Insurance; Indemnity.

     8.1. Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises. Such insurance shall be in an amount not less then $1,000,000 per occurrence.


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     8.2. Liability Insurance-Lessor. Lessor may obtain and keep in force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance, insuring Lessor against any liability arising out of the use, occupancy or maintenance of the Premises.

     8.3. Property Insurance. Lessor shall, at Lessor's expense, obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, and Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Equipment, each in an amount equal to the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) and special extended perils ("all risk", as such term is used in the insurance industry). Such insurance shall provide for payment of loss thereunder to Lessor and the holder of a first mortgage or deed of trust on the Premises as their interests may appear. The policy insuring the Premises shall have a deductible not greater than $1,000, and the policy insuring the Equipment shall have a deductible not greater than $500.

     8.4. Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Each party shall deliver to the other copies of policies of liability and property insurance required to be provided by the delivering party under Paragraphs
     8.1 and 8.3 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to the other party. The party providing the policies shall, at least thirty (30) days prior to the expiration of such policies, furnish the other with renewals or "binders" thereof, or the other party may order such insurance and charge the cost thereof to the party obligated to provide same, which amount shall be payable by that party upon demand.

     8.5. Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for loss or damage arising out of or incident to the perils insured against under Paragraphs 8.1 and 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the


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     insurance carrier or carriers that the foregoing mutual release is contained in this Lease.

     8.6. Indemnity. Except as otherwise set forth herein, Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors or employees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense.

     8.7. Exemption of Lessor from Certain Liability. Except as otherwise set forth herein, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from another cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

9.   Damage or Destruction.

     9.1. Definitions.

          (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction.

          (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction.


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          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

     9.2. Partial Damage-Insured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage, then Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

     9.3. Partial Damage-Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within fifteen (15) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4. Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5. Damage Near End of Term.

          (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of


                                      -8-
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     Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding Paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20-day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20-day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20-day period.

     9.6. Abatement of Rent; Lessee's Remedies.

          (a) In the event of damage described in Paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Leased Property is impaired.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 30 days after such obligations shall accrue, in addition to any other remedies available, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration.

     9.7. Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8. Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.


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10.  Property Taxes.

     10.1. Payment of Property Taxes. Lessor shall pay all property taxes levied against the Leased Property during the term of this Lease. All such payments shall be made at least twenty (20) days prior to the delinquency date of such payment. Lessor shall promptly furnish Lessee with satisfactory evidence that such taxes have been paid. if Lessor fails 'to pay any such taxes, Lessee shall have the right but not the obligation to pay same, in which case Lessor shall repay such amount to Lessee with interest at the rate of eighteen percent (18%) per annum.

     10.2. Definition of "Property Tax". As used herein, the term "property tax" shall include any form of real property or personal property tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Leased Property by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Leased Property, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Leased Property.

     10.3. Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property and personal property of Lessor.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.

12.  Assignment and Subletting.

     12.1. Assignment and Subletting Permitted. Lessee may voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises or in the Equipment, with Lessor's consent, which will not be unreasonably withheld or delayed.

     12.2. No Release of Lessee. No subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder.


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13.  Defaults; Remedies.

     13.1. Default by Lessee. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
     Lessee:

          (a) The failure by Lessee to take any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee.

          (b) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (a) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (c) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days);
     (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

     In the event of any such material default or breach by Lessee, notwithstanding anything herein to the contrary, Lessor may at any time thereafter and prior to the curing of such default or breach, with or without further notice or demand, as its sole remedy, terminate Lessee's right to possession of the Leased Property by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Leased Property to Lessor.

     13.2. Default by Lessor. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
     Lessor:

          (a) The failure by Lessor to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessor, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessee to Lessor; provided, however, that if the nature of Lessor's default is such that more than thirty (30) days are reasonably required for its cure, then Lessor shall not be deemed to be in default if Lessor commences such cure within said thirty-day period and thereafter diligently prosecutes such cure to completion.

          (b) The breach or inaccuracy of any representation or warranty of Lessor contained herein.

     In the event of any such material default or breach by Lessor, Lessee may at any time thereafter and prior to the curing of such default or breach, with or without further notice or demand, pursue any remedy now or hereafter available to Lessee under applicable law.

14.  Condemnation.

          (a) Taking. If the Premises or any portion thereof are taken under the power or eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "taking"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If all or a substantial portion of the Premises shall be taken, Lessor or Lessee may terminate this Lease, at its option, by giving the other written notice of such termination within thirty (30) days of such taking. If neither party terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Leased Property remaining, except that the rent for the Premises shall be reduced in the proportion that the area of the Premises taken bears to the total area of the Premises. Any award for the taking of all or any part of the Premises or any payment made under the threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such taking, Lessor shall, to the extent of severance damages received by Lessor in connection with such taking, repair any damage to the Premises caused by such taking except to the extent that Lessee has been reimbursed therefor by the condemning authority.

          (b) Temporary Taking. In the event of a temporary taking of the Premises, this Lease shall remain in effect and Lessor shall receive any award made for such taking. If a temporary taking remains in effect at the expiration or earlier termination of this Lease, Lessee shall pay Lessor the reasonable costs of performing any obligations required of Lessee by this Lease with respect to the surrender of the Premises and upon such payment Lessee shall be excused from such obligations. If a temporary taking is for a period which extends beyond the term of the Lease, this Lease shall terminate with respect to the Property taken as of the date of occupancy by the condemning authority. Lessor shall be entitled to the entire award paid for such taking, except Lessee shall have the right to recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded to Lessee in connection with costs in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location; and subject to the foregoing, Lessee waives any claim to any part of the award from Lessor or the condemning authority. Upon any such temporary taking, rent shall be adjusted to the date of such occupancy.

15.  Estoppel Certificate.

          (a) Lessee shall at any time upon not less than thirty (30) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

16. Agreement with Lender. The Leased Property is currently subject to encumbrances in favor of The Midland Mutual Life Insurance Company ("Midland"). Within fifteen (15) days after the date of this Lease, Lessor shall deliver to Lessee a recordable Subordination, Attornment and Non-Disturbance Agreement executed by Midland in the form of Exhibit D attached hereto and made a part hereof. The time when Lessor delivers such instrument to Lessee is called the "Non-disturbance Delivery Time". Lessor represents and warrants that it will timely comply with all obligations owing by Lessor or with respect to the Leased Property to Midland.

17. Quiet Possession. Upon Lessee paying the rent for the Leased Property and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee may peaceably hold and enjoy the Leased Property during the entire term hereof without any interruptions by Lessor or any person claiming by, through or under Lessor and Lessor shall not disturb Lessee's quiet possession of the Leased Property for the entire term hereof, all subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Leased Property.

18. Options to Renew. Lessee shall have the option of extending the term of this Lease for four (4) additional consecutive periods of five years each, which options may be exercised only by written notice given by Lessee to Lessor at least ninety (90) days before the expiration of the then current term of this Lease. All of the terms and conditions of this Lease shall be applicable during the renewal terms except that the rent shall be adjusted as of the first day of each renewal term (the "Adjustment Date") by a percentage equal to the percentage change in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers, United States Average for Subgroup "All Items" (1967 = 100) (the "Index"), or if the Index should be discontinued or modified, such substitute index as Lessor and Lessee promptly in good faith shall select as comparable to the Index. The Index for the calendar month in which the Rent Commencement Date occurs shall be the "Base Index". The Index for the calendar month ending three months prior to the applicable Adjustment Date shall be the "Comparison Index". The adjusted monthly rent shall be determined by multiplying the rent payable during the term of this Lease set forth in Paragraph 4 times a fraction, the numerator of which is the Comparison Index and the denominator of which is the Base Index. Notwithstanding the foregoing, the rent payable during the first renewal period shall not increase by an amount greater than fifteen percent (15%) of the rent payable during the original lease term, the rent payable during each subsequent renewal period shall not increase by an amount greater than twenty-five percent (25%) of the rent payable during the immediately preceding period, and the rent payable during any renewal period shall not be less than $6,800.00 per month.

19. Option to Purchase. Lessor hereby grants to Lessee the option to purchase the Leased Property by written notice

     (the "Option Notice") to Lessor at any time during the last six (6) months of the initial term of this Lease. The purchase price shall be the greater of (a) $675,000.00 or (b) the then fair market value of the Leased Property as determined by the appraisal procedure hereinafter set forth. At the time of the Option Notice, Lessee shall select and give notice to Lessor of the name of a local appraiser, and within ten (10) days after the Option Notice Lessor shall select and give notice to Lessee of the name of a local appraiser. The two appraisers so selected shall within twenty (20) days after the Option Notice select and give notice to Lessor and Lessee of the name of a third local appraiser. In the event either party fails to timely select an appraiser, the appraisal hereinafter described shall be conducted by the appraiser selected by the other party. In the event Lessor and Lessee each timely select an appraiser but the two appraisers selected are unable to timely select a third appraiser, the third appraiser shall be selected by the Presiding Judge of the Superior Court of the State of Arizona in and for the County of Maricopa. Each appraiser shall be an independent M.A.I. appraiser with experience appraising industrial properties in Maricopa County, Arizona similar to the Premises.

     The appraiser or appraisers selected shall determine the then fair market value of the Premises and the Equipment and shall give notice thereof to Lessor and Lessee within thirty (30) days after the notice is given of the selection of the last appraiser. The appraiser or appraisers may seek the assistance of a knowledgable entity or individual in connection with the appraisal of the Equipment. If the appraisers are unable to agree as to the then fair market value of the Premises or the Equipment, each appraiser shall make an appraisal of the then fair market value of the Premises and the Equipment, and the appraised value of the Premises or the Equipment, as the case may be, shall be the average of the three appraisals for the item in question, provided, however, if any appraisal deviates by more than 10% from the average of the other two appraisals, the appraised value shall be the average of the other two appraisals. The appraisers shall give written notice to Lessor and Lessee of the then fair market value of the Premises and of the Equipment (the "Appraisal Notice Date"). Within fifteen (15) days after the Appraisal Notice Date Lessee shall give written notice to Lessor as to whether the Lessee elects to purchase the Leased Property. If Lessee fails to timely give such notice, Lessee shall be deemed to have elected to purchase the Leased Property. If Lessee timely elects to purchase the Leased Property, the fee and expenses of the appraiser selected by Lessee shall be borne by Lessee, the fee and expenses of the appraiser selected by Lessor shall be borne by Lessor and the fee and expenses of the third appraiser shall be borne fifty percent (50%) by Lessee and fifty percent (50%) by Lessor. If Lessee does not timely elect to purchase the Leased Property, the fees and expenses of the three appraisers shall be borne by Lessee. Lessee shall have no obligation to purchase the Leased Property as a result of having given the Option Notice.

     Within fifteen days (15) days after Lessee elects to purchase the Leased Property, an escrow shall be opened with an office of First American Title Insurance Company of Arizona (the "Escrow Agent"). Escrow Agent within ten
     (10) days after the opening of escrow shall deliver to Lessor and Lessee a preliminary title report or commitment for an extended coverage owner's title insurance policy (the "Preliminary Report") to insure fee simple title in Lessee or any nominee designated by Lessee (the "Buyer") as to the Premises, under which the insured is the Buyer and in the amount of the purchase price for the Premises. In addition to the Preliminary Report, the Escrow Agent shall simultaneously deliver to Lessee copies of all recorded documents identified in any portion of the Preliminary Report. Lessor represents and warrants that on the date hereof it is the owner of the Premises and title to the Premises is free and clear of liens, encumbrances, adverse claims and all other matters except the matters set forth on Exhibit C attached hereto and made a part hereof. Lessor represents and warrants that at the time of closing of the escrow relating to the option to purchase, there will be no matters affecting title to the Premises other than then current real property taxes, a lien not yet due and payable, and items 1 through 8 inclusive, set forth on Exhibit C, and Lessor at its expense at the close of escrow shall cause to be satisfied, if not previously satisfied, the matters set forth in items 9, 10, 11 and 13 set forth on Exhibit C. Lessor represents and warrants that on the date hereof and at the closing of the option to purchase it is the owner of the Equipment and title thereto is free and clear of any liens, encumbrances, adverse claims and all other matters except the matters set forth on Exhibit C, and Lessor at its expense at the close of escrow shall cause to be satisfied, if not previously satisfied, the matters set forth in items 9, 10, 11 and 13 set forth on Exhibit C.

     The Escrow Instructions shall be in the standard form then used by Escrow Agent and shall include the applicable provisions of this paragraph. Escrow shall close within 120 days after the Appraisal Notice Date. The purchase price shall be payable in cash at the close of escrow. Lessor shall be charged the premium for a standard coverage owner's policy and Lessee shall be charged the additional premium for the issuance of an extended coverage owner's policy. Escrow fees shall be borne fifty percent (50%) by Lessor and fifty percent (50%) by Lessee, and all other costs, expenses and prorations shall be charged and made in accordance with the custom then prevailing in Maricopa County, Arizona. At close of Escrow, Lessor shall execute and deliver for the benefit of the Buyer a warranty deed with respect to the Premise which shall warrant title subject only to those matters permitted pursuant to this paragraph and a bill of sale with respect to the Equipment which shall warrant title without exceptions as set forth in this paragraph.

20. Rights of First Refusal. At any time prior to the expiration of the term of this Lease, including renewal terms, Lessor shall not sell or contract to sell all or any portion of the Leased Property unless the Leased Property is first offered to Lessee for the same price, and upon the same terms and conditions as to which Lessor proposes to sell or transfer the Leased Property to a bona fide third party. Lessor must give Lessee written notice setting forth the name and address of the proposed purchaser and the price, terms and conditions of any bona fide offer by or to Lessor under which Lessor proposes to sell or transfer the Leased Property. Within the thirty day period following Lessee's receipt of such notice, Lessee by written notice to Lessor may elect to purchase the Leased Property, for the same price and upon the same terms as the offer. If Lessee does not elect to purchase the Leased Property, Lessor may then sell the Leased Property to the third party named in Lessor's notice to Lessee, for the price and upon the terms therein stated. The sale shall be subject to all of the terms and provisions of this Lease. If the escrow is not closed for the price and upon the terms and conditions contained in the notice, then Lessor may not thereafter, at any time prior to the expiration of the term of this Lease, including renewal terms, sell the Leased Property to any party other than Lessee without first offering the Leased Property to Lessee in the manner set forth in this paragraph.

     The name of the proposed purchaser shall be kept confidential by Lessee, and Lessee shall not take any action which would jeopardize the proposed sale, other than to exercise Lessee's right to purchase pursuant to this paragraph.

21. Signs. Lessee may place any signs upon the Premises without Lessor's consent, provided such signs comply with applicable laws.

22. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times during Lessee's business hours for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements or additions to the Premises as required by this Lease. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the

     Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

23. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to either party not paid when due shall bear interest from the date due at the rate of eighteen percent (18%) per annum. Payment of such interest shall not excuse or cure any default under this Lease.

24. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, by certified mail, by overnight delivery courier or by telecopier, and if so given shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below and shall be effective upon delivery in the case of delivery, one business day after deposit in the mails or with an overnight delivery courier in the case of mailing or overnight delivery courier, or upon receipt in the case of telecopy. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to either party hereunder shall be concurrently transmitted to such persons at such addresses as that party may from time to time hereafter designate by written notice to the other party.

      Lessor:         Attn: Ronald J. Morgan
                      2556 East Denton Lane
                      Phoenix, Arizona 85016

      with copy to:   Streich, Lang
                      Attn: Thomas R. Canham
                      100 W. Washington
                      Suite 2100
                      Phoenix, Arizona 85003

                      and

                      Lisa B. Zelinsky
                      88 Field Point Road
                      Greenwich, Connecticut 06830

      Lessee:         Attn: George W. Brochick
                      6825 E. McDowell
                      Scottsdale, Arizona 85257

      with copy to:   Steven Knappenberger
                      6725 E. McDowell
                      Scottsdale, Arizona 85257

                      and

                      Fennemore Craig
                      Attn: William T. Boutell, Jr.
                      Two North Central
                      Suite 2200
                      Phoenix, Arizona 85004

25. Recording. Either Lessor or Lessee shall, within ten (10) days after written request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Leased Property or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27.  Time of Essence. Time is of the essence.

28. Consents. Wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

29. Merger. The voluntary or other surrender of the Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

30. Cumulative Remedies. Except as set forth herein with respect to Lessor's remedies, which are limited only to terminating Lessee's right to possession of the Leased Property, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

31. Attorney's Fees. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorney's fees to be paid by the losing party as fixed by the court.

32. Choice of Law. This Lease shall be governed by and construed under the laws of the State of Arizona.

33. Waivers. No waiver by either party of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. A party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act by the other party. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     34. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     35. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     36. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions and handwritten provisions shall control over typewritten provisions.

     37. Authority. The individual executing this Lease on behalf of Lessee represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity.

     38. Parties Constituting Lessor. Wherever reference is made to "Lessor" herein, it shall be deemed to include both Lisa B. Zelinsky ("Zelinsky") and R. J. Morgan Corporation of America ("Morgan"). The rights and obligations of Lessor shall inure to the benefit of and be binding upon both Zelinsky and Morgan, and this Lease shall be so construed. For example, wherever consent is required of Lessor, it shall be required of both Zelinsky and Morgan; if Lessor is to be insured, both Zelinsky and Morgan shall be insured; and whenever payments are to be made to Lessor, they shall be made jointly to Zelinsky and Morgan.

     39. Benefit and Burden. This Lease shall inure to the benefit of and bind the parties, their personal representatives, successors and assigns.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease as of the date specified above.

                                  _____________________________________
                                  Lisa B. Zelinsky



                                  R.J. Morgan Corporation of America
                                  By___________________________________
                                      Its______________________________

                                                                 LESSOR




                                  Scottsdale Hyundai, Ltd.

                                  By___________________________________
                                     Steven Knappenberger, Chairman

                                                                 LESSEE

                                                                        10/23/90

PARCEL NO. 1:

That part of the Northwest quarter of the Southeast quarter of Section 11, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southeast quarter; thence North 0 degrees 0 minutes 1 second, East 205 feet; thence North 89 degrees 44 minutes 33 seconds, East 33 feet to the True Point of Beginning; thence North 89 degrees 44 minutes 33 seconds, East 50 feet; thence South 0 degrees 0 minutes 8 seconds, South West 15 feet; thence North 89 degrees 44 minutes 33 seconds, East 77.27 feet; thence North 0 degrees 4 minutes 10 seconds, East 60 feet; thence South 89 degrees 44 minutes 30 seconds, West
127.342 feet to the True Point of Beginning.

PARCEL No. 2:

That part of the Northwest quarter of the Southeast quarter of Section 11, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southeast quarter; thence North 0 degrees 0 minutes 1 second, East 250 feet; thence North 89 degrees 44 minutes 33 seconds, East 33 feet to the True Point of Beginning; thence North 89 degrees 44 minutes 30 seconds, East 127.342 feet; thence North 0 degrees 4 minutes 10 seconds, East 300 feet; thence South 89 degrees 44 minutes 33 seconds, West 127.705 feet; thence South 0 degrees 0 minutes 1 second, West 300 feet to the True Point of Beginning.


                                   Exhibit A

FRONT OFFICE

BATHROOM             2 PICTURES
                     FIVE FOOT CORNER SHELF

COPY ROOM            1 SHARP COPY MACHINE
                     1 VACUUM CLEANER
                     1 7'2 DOOR CABINET

OFFICE               1 OCTAGON TABLE W/4 CHAIRS
                     1 COFFEE POT W/TABLE
                     1 WALL CLOCK
                     1 ROUND PLANTER POT
                     1 9 DRAWER DRESSER
                     1 LAMP
                     1 5 DRAWER FILING CABINET
                     1 SMALL TABLE
                     1 L SHAPED WOOD DESK W/ORTHOPEDIC ROLLING
                       CHAIR
                     1 ROYAL 248 PD ADDING MACHINE
                     1 IBM SELECTRIC TYPEWRITER
                     1 PANASONIC AUTOLOGIC TELEPHONE ANSWERING
                       MACHINE
                     1 DESK CALENDAR
                     1 SCOTCH TAPE DISPENSER
                     1 STAPLER
                     1 MESSAGE HOLDER

CENTER OFFICE        1 ARROWHEAD HOT/COLD WATER DISPENSER
                     2 4 DRAWER FILE CABINETS
                     3 METAL OFFICE DESKS
                     3 ROLLING OFFICE CHAIRS
                     2 ROYAL 248 PD ADDING MACHINES
                     7 WALL MOUNT ORDER HOLDERS
                     5 WASTE CANS
                     1 ROLODEX
                     1 DESK CALENDAR
                     1 WALL CLOCK
                     2 PICTURES

CLOSET               1 CHAIR
                     1 ROYAL 248 PD ADDING MACHINE
                     1 CASH REGISTER
                     2 LAMPS

BACK OFFICE          1 ROUND BRASS PLANTER
                     2 CHAIRS BRASS/ CANE
                     1 LARGE OAK DESK
                     1 BRASS COAT RACK
                     1 PICTURE
                     1 DESK CALENDAR
                     1 DESK PAD


                                   Exhibit B

MECHANICAL
SHOP                 1 5-HP POWER MAX AIR COMPRESSOR,
                       VERTICAL ASME TANK
                     2 HAND PUMP GEAR LUBE MACHINES
                     1 OIL DRAINER, ROLLING BEE-LINE
                     2 WALL MOUNT CABINETS
                     3 2 DOOR 6' STORAGE CABINETS
                     1 6" VICE
                     1 STEEL BENCH
                     1 SET HEADLIGHT AIMERS
                     1 SNAP-ON BATTERY CHARGER
                     1 ASSOCIATED BATTERY CHARGER
                     2 KWIK START BOOSTERS
                     1 BLUE POINT AUTO AIR SERVICE CENTER
                     1 BENCH GRINDER W/STAND

MECHANICAL
SHOP                  2 SETS OF OXYGEN AND ACETYLENE
                        W/CUTTING TORCHES AND STANDS
                     1 CART W/ACETYLENE TORCH
                     2 METAL SHELVING UNITS
                     1 3 DOOR REFRIGERATOR
                     1 LITTON MICROWAVE
                     1 8 DOOR LOCKER
                     2 ROLLING MOP BUCKETS W/MOPS
                     1 TIME CLOCK
                     1 TRANSMISSION JACK
                     1 OTC HYDRAULIC LIFT
                     1 2 TON FLOOR JACK
                     11 JACK STANDS
                     1 AIR BUMPER JACK
                     2 TROUBLE LIGHTS W/RECOIL
                     1 10 TON PRESS
                     1 TRI-LIFT TAPE MACHINE
                     1 10 HP CHAMPION AIR COMPRESSOR
                     40 TDY TIE DOWNS
                     1 F.M.C. TIRE CHANGER
                     4 R.O. RACKS
                     1 SNAP ON WHEEL BALANCER
                     1 SEARS AUTO-WASHER
                     1 SEARS DRYER ELECTRIC
                     1 FICHA READER
                     1 UPHOLSTERY SHOP-INCLUDES SEWING & LAYOUT
                       PLATFORM
                     1 ROTARY TWIN POST AUTO AND LIGHT TRUCK LIFT,
                       230 VOLT, SINGLE PHASE

BODY SHOP            1 ELECTRIC WATER COOLER/DRINKING FOUNTAIN
                     1 RAG SAFETY CAN
                     1 ROLLING MOP BUCKET W/MOP
                     1 KANSAS JACK LASER ALIGNMENT SYSTEM
                     1 KANSAS JACK MAGNA RACK W/8 ROLLER PLATES
                       & 1 SET OF FRAME GAUGES
                       3 SNAP BLOCKS

                       3 BOTTLE JACKS
                       1 COME ALONG
                       1 10 TON PORTA POWER W/PIPES
                       1 ELECTRIC WINCH
                       1 OTC (FRONT) PUMP
                       MISCELLANEOUS HOLDING CLAMPS
                       4 8' CHAINS
                       2 KANSAS JACK POWER POST &
                       ATTACHMENT KIT PK 100 W/PUMP
                     1 STEEL STEP
                     2 ROLLAWAY CARTS
                     4 50'AIRHOSES
                     1 8" VICE
                     1 10' BENCH
                     2 ARC WELDING HELMETS
                     1 BENCH GRINDER W/STAND
                     1 5 HP COMPRESSOR

BODY SHOP            2 5 TON FLOOR JACKS
                     1 2 TON FLOOR JACK
                     1 STRUT COMPRESSOR
                     1 2 DOOR 6' STORAGE CABINETS
                     1 BEE LINE ALIGNMENT STE
                     1 2982 CHEVROLET LUV TRUCK
                     3 GAS HANGING 175,000 BTU HEATERS
                     92 2 TUB FLORESCENT LIGHT FIXTURES
                     3 PUSH BROOMS 48"
                     2 WALL BUMPER RACKS

PAINT SHOP           1 2 DOOR 6' STORAGE CABINET
                     1 WALL CABINET
                     1 36" WALL MOUNTED MASKING MACHINE
                     2 20' AIR HOSES IN PAINT BOOTH
                     1 7.5 HP AIR COMPRESSOR
                     2 AIR STORAGE TANKS
                     1 WALL CLOCK
                     2 GAS HANGING HEATERS 175,000 BTU'S
                     2 INFRARED HEAT LAMPS
                     1 CAR COVER STAND
                     1 15 GALLON DRUM PUMP

                     1 3M CABINET
                     1 6' SHELVING UNIT
                     2 RUBBER TRASH CANS
                     1 PORTABLE CUT-IN BENCH

PAINT MIX ROOM       1 2 DOOR 6' STORAGE CABINET
                     1 7' SHELVING UNIT
                     2 MIXING TABLES
                     1 CLOCK
                     1 WALL MOUNT AIR/WATER EXTRACTOR
                     1 5' SHELVING UNIT
                     1 RAG SAFETY CAN
                     1 50' AIR HOSE

                     2 3M MULTI MOBILE MASKERS
                     1 48" PUSH BROOM
                     1 CREEPER
                     1 WET VACUUM
                     2 50' WATER HOSES
                     1 30' AIR HOSE
                     1 DRILL PRESS
                     6 FIRE EXTINGUISHERS

A.   1990 taxes, a lien not yet payable.

1. The rights or claims or title, if any, by the State of Arizona to any portion of the property being located in the bed of any river or dry wash.

2. Reservation by ROBERT JAMES HIGHT AND HOLLIE HIGHT of an undivided one-half interest in and to all oil, gas and mineral rights in and to this property in Book of Agreements 95, Page 397.

3. An easement for electric transmission line and rights incident thereto as granted in instrument recorded August 18, 1939 in Book 58 of Miscellaneous, Page 331.

4. The effect of inclusion within the boundaries of the Lower Indian Bend Wash as disclosed by instruments recorded August 21, 1974 in Docket 10794, Page 885; recorded March 6, 1975 in Docket 11060, Page 819; and recorded December 31, 1975 in Docket 11480, Page 780.

5. An easement for lateral support and rights incident thereto as set forth in instrument recorded November 1, 1977 in Docket 12519, Page 966.

6. An easemnet for drainage and rights incident thereto as set forth in instrument recorded November 1,1977 in Docket 12519, Page 966.

7. Resolution adopting State Route Plan for the East Papago Extension Freeway by the Arizona Department of Transportation, recorded May 9, 1985 in 85-212892, Official Records.

8. Any rights, interest or claims which may exist or arise by reason of the following facts shown on a survey plat entitled MILLER & CURRY/KENNELLY MORTGAGE, Job No. 891113, dated December 6, 1989, prepared by RANDY
     DELBRIDGE:

     a. Encroachment of block wall onto adjoining property as more particularly set forth on said Survey as Special Notes Nos. 1, 2, 3 and 5.

9. A Deed of Trust given to secure an indebtedness in the original principal amount of $675,000.00, together with any and all other obligations secured thereby, dated January 3, 1990, recorded January 16, 1990, in 90-021755, Official Records.

TRUSTOR : R. J. MORGAN CORPORATION OF AMERICA, a Connecticut corporation and
          LISA B. ZELINSKY, a single woman


                                   Exhibit C

TRUSTEE : FIRST AMERICAN TITLE INSURANCE COMPANY OF ARIZONA, an Arizona corporation

BENEFICIARY: THE MIDLAND MUTUAL LIFE INSURANCE COMPANY, an Ohio corporation

10. Security Agreement executed by R. J. MORGAN CORPORATION OF AMERICA, a Connecticut corporation and LISA B. ZELINSKY, a single woman, Debtor, to THE MIDLAND MUTUAL LIFE INSURANCE COMPANY, an Ohio corporation, Secured Party, dated January 3, 1990, recorded January 16, 1990 in 90-021756, Official Records.

11. Assignment of Leases and Rents executed by R. J. MORGAN CORPORATION OF AMERICA, a Connecticut corporation and LISA B. ZELINSKY, a single woman, Assignor, to THE MIDLAND MUTUAL LIFE INSURANCE COMPANY, an Ohio corporation, Assignee, dated January 3, 1990, recorded January 16, 1990 in 90-021757, Official Records.

13.  Arizona Uniform Commercial Code Financing Statement Form UCC-1 executed by
     R. J. MORGAN CORPORATION OF AMERICA, a Connecticut corporation and LISA B. ZELINKSY, a single woman, Debtor, to THE MIDLAND MUTUAL LIFE INSURANCE COMPANY, an Ohio corporation, Secured Party, recorded January 16, 1990, in 90-021759, Office Records.

WHEN RECORDED HOLD FOR:
Fennemore Craig
Suite 2200
Two North Central Avenue
Phoenix, AZ  85004         MEMORANDUM OF LEASE
ATTN:  William T. Boutell, Jr.

KNOW ALL MEN BY THESE PRESENTS:

     Lisa B. Zelinsky and R. J. Morgan Corporation of America, A Connecticut corporation (collectively "Lessor"), and Scottsdale Hyundai, Ltd., an Arizona corporation("Lessee"), have entered into a Lease, dated October 15, 1990, pursuant to which Lessor has leased to Lessee that certain real property and improvements having a street address of 1111 North Miller Road, Tempe, Arizona, and more particularly described on Exhibit A attached hereto and made a part hereof ("Premises") and certain personal property. The original term of the Lease expires on December 15, 1993, and Lessee is granted the option to renew the term of the Lease for four additional periods of five years each. During the original term of the Lease and all of the renewal terms of the Lease, Lessee has a right of first refusal to purchase the Premises and the personal property in the event of a proposed sale by Lessor to a bona fide third party, and during the last six months of the original term of the Lease Lessee has the option to purchase the Premises and the personal property, all in accordance with and as more particularly set forth in the Lease.

     The Lease is available for inspection and copying at the offices of Fennemore Craig, Suite 2200, Two North Central Avenue, Phoenix, Arizona 85004-2390.

          Dated this 15th day of October, 1990.

                              /s/ Lisa B. Zelinsky
                              ------------------------------------------------
                              Lisa B. Zelinsky

                              R. J. Morgan Corporation of America

                              By /s/
                                 ---------------------------------------------
                                 Its__________________________________________

                                                                        LESSOR

                                       Scottsdale Hyundai, Ltd.


                              By /s/ Steven Knappenberger
                                 ---------------------------------------------
                                     Steven Knappenberger, Chairman

                                                                        LESSEE

STATE OF CONNECTICUT     )
                         )  ss.
COUNTY OF FAIRFIELD      )

     The foregoing instrument was acknowledged before me this 15th day of October, 1990 by Lisa B. Zelinksy.

                                  /s/
                                  ------------------------------------
                                  Notary Public

My Commission Expires:

        3/31/93
----------------------


STATE OF ARIZONA         )
                         )  ss.
COUNTY OF MARICOPA       )

     The foregoing instrument was acknowledged before me this 15th day of October, 1990 by Ronald Morgan or R. J. Morgan Corporation of America, a Connecticut corporation, on behalf of the corporation.

                                  /s/ Helen M. Dowell
                                  ------------------------------------
                                  Notary Public

My Commission Expires:

    March 31, 1994
----------------------
  [Notarial Seal]


STATE OF ARIZONA         )
                         )  ss.
COUNTY OF MARICOPA       )

     The foregoing instrument was acknowledged before me this 15th day of October, 1990 by Steven Knappenberger, Chairman of Scottsdale Hyundai, Ltd., an Arizona corporation, on behalf of the corporation.

                                  /s/ Helen M. Dowell
                                  ------------------------------------
                                  Notary Public

My Commission Expires:

    March 31, 1994
----------------------
  [Notarial Seal]

PARCEL NO. 1:

That part of the Northwest quarter of the Southeast quarter of Section 11, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southeast quarter; thence North 0 degrees 0 minutes 1 second, East 205 feet; thence North 89 degrees 44 minutes 33 seconds, East 33 feet to the True Point of Beginning; thence North 89 degrees 44 minutes 33 seconds, East 50 feet; thence South 0 degrees 0 minutes 8 seconds, South West 15 feet; thence North 89 degrees 44 minutes 33 seconds, East 77.27 feet; thence North 0 degrees 4 minutes 10 seconds, East 60 feet; thence South 89 degrees 44 minutes 30 seconds, West
127.342 feet to the True Point of Beginning.

PARCEL No. 2:

That part of the Northwest quarter of the Southeast quarter of Section 11, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southeast quarter; thence North 0 degrees 0 minutes 1 second, East 250 feet; thence North 89 degrees 44 minutes 33 seconds, East 33 feet to the True Point of Beginning; thence North 89 degrees 44 minutes 30 seconds, East 127.342 feet; thence North 0 degrees 4 minutes 10 seconds, East 300 feet; thence South 89 degrees 44 minutes 33 seconds, West 300 feet to the True Point of Beginning.


                                   Exhibit A